EXHIBIT 10.32


                               AMENDMENT NO. 1 TO
                                RIGHTS AGREEMENT

     Amendment No. 1, dated as of June 26, 2000 to the Rights Agreement, dated as of April 24, 1997 ("Agreement"), between CFM Technologies, Inc., a Pennsylvania corporation (the "Company"), and American Stock Transfer & Trust Co., as Rights Agent (the "Rights Agent").


                              BACKGROUND STATEMENT

     The Board of Directors of the Company, on April 18, 2000, authorized that the Agreement be amended, in accordance with Section 27 thereof, to (i) render the Agreement inapplicable to any business combination transaction contemplated between CFM and Mattson Technology, Inc. ("Mattson"), including any part thereof contemplated by a merger agreement or other documents forming part of the transaction (a "Mattson transaction"), (ii) ensure that (x) none of Mattson or its subsidiaries is an Acquiring Person (as defined in the Agreement) pursuant to the Agreement by virtue of the execution of a merger agreement, the consummation of a Mattson transaction or the other transactions contemplated in a merger agreement or other documents forming part of a Mattson transaction, and
(y) a Distribution Date, Flip-in Event, or Flip-Over Event (as such terms are defined in the Rights Agreement) does not occur by reason of the execution of a merger agreement or other document forming part of a Mattson transaction, the consummation of a Mattson transaction or the consummation of the transactions contemplated in a merger agreement or other documents forming part of a Mattson transaction, and that such provisions in the Agreement may not be further amended by the Company without the prior consent of Mattson, in its sole discretion, until any merger agreement or similar document evidencing a Mattson transaction has been terminated.


                             STATEMENT OF AGREEMENT

     Accordingly, in consideration of the premises and the mutual agreements herein set forth, in accordance with Section 27 the Agreement, the Agreement is hereby amended as follows:


     SECTION 1. CERTAIN DEFINITIONS.

     (a) The definition of "Acquiring Person" is amended to add the following sentence to the end of Section 1(a): Notwithstanding the foregoing or anything in this Agreement to the contrary, neither Mattson nor any of its subsidiaries shall be considered or deemed to be an "Acquiring Person" under this Agreement.



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     (b) The definition of "Distribution Date" is hereby amended to add the following sentence to the end of Section 1(i): Notwithstanding the foregoing or anything herein to the contrary, the definition of "Distribution Date" shall not include any day or date that would otherwise be included to the extent such day or date is related to a Mattson transaction, including the consummation of such a transaction or the execution of any merger agreement or any other document forming part of such a transaction.

     (c) The definition of "Flip-in Event" is hereby amended to add the following sentence to the end of Section 1(n): Notwithstanding the foregoing or anything in this Agreement to the contrary, the definition of Flip-in Event shall not include a Mattson transaction, including the consummation of such a transaction, or the execution of any merger agreement or any other document forming part of such a transaction.


     SECTION 2. MISCELLANEOUS.

     (a) The Agreement is hereby further amended in whatever way necessary to render it, and any rights contemplated under it, inapplicable to and unaffected by, any transaction between the Company and Mattson, including the consummation of such a transaction or the execution of any merger agreement or other document forming part of such transaction.

     (b) No provision set forth in this Amendment No. 1 shall be amended or modified without the consent of Mattson until such time as any Mattson transaction has been consummated or terminated.


                                       CFM TECHNOLOGIES, INC.



                                        By: /s/ LORIN J. RANDALL
                                            -----------------------------
                                                Lorin J. Randall
                                                Chief Financial Officer






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